August 9, 2022 Second Quarter 2022 Earnings Presentation

Safe Harbor Statement This presentation contains, or incorporates by reference, not only historical information, but also forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve numerous risks and uncertainties. Our actual results may differ from our beliefs, expectations, estimates, projections and illustrations and, consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements are not historical in nature and can be identified by words such as “anticipate,” “estimate,” “will,” “should,” “expect,” “target,” “believe,” “outlook,” “potential,” “continue,” “intend,” “seek,” “plan,” “goals,” “future,” “likely,” “may” and similar expressions or their negative forms, or by references to strategy, plans or intentions. The illustrative examples and statements related to potential returns on our common stock included herein are forward-looking statements. By their nature, forward-looking statements speak only as of the date they are made, are not statements of historical facts or guarantees of future performance and are subject to risks, uncertainties, assumptions or changes in circumstances that are difficult to predict or quantify, in particular those related to the COVID-19 pandemic, fluctuations in interest rates and credit spreads, and our ability to realize the benefits of actions taken or to be taken to reposition our balance sheet. Our expectations, beliefs and estimates are expressed in good faith and we believe there is a reasonable basis for them. However, there can be no assurance that management's expectations, beliefs and estimates will prove to be correct or be achieved, and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. These forward-looking statements are subject to risks and uncertainties, including, among other things, those described in our Annual Report on Form 10-K for the year ended December 31, 2021, and any subsequent Form 10-Q or other filings made with the SEC, under the caption “Risk Factors.” Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update or revise any such forward-looking statements, whether as a result of new information, future events or otherwise. This presentation is for informational purposes only and shall not constitute, or form a part of, an offer to sell or buy or the solicitation of an offer to sell or the solicitation of an offer to buy any securities. 2

FINANCIAL SUMMARY ▪ GAAP net (loss)* of $(17.4) million, or $(0.32) per basic share, inclusive of $(13.0) million, or $(0.25) per basic share, loss on early extinguishment of debt and $(13.6) million, or $(0.26) per basic share, provision for credit losses. ▪ Distributable Earnings** of $11.7 million, or $0.22 per basic share. ▪ Book value per common share of $16.01, inclusive of $(0.96) per common share CECL reserve. ▪ Common stock dividend per share of $0.25; Series A preferred dividend per share of $0.4375. PORTFOLIO ACTIVITY ▪ Closed on $202.1 million of loan commitments and funded $212.2 million(1) in total UPB, including prior commitments. ▪ Realized $120.1 million in total UPB in loan repayments, paydowns, and principal amortization. PORTFOLIO OVERVIEW ▪ $4.2 billion in commitments comprised of over 99% senior loans with a weighted average stabilized LTV of 63.1%† and a weighted average yield at origination of LIBOR/SOFR + 4.07%†; over 98% floating rate with a weighted average LIBOR/SOFR floor of 1.05%. ▪ Weighted average risk rating of 2.5 at June 30, 2022, unchanged from March 31, 2022. ▪ CECL reserve of approx. $50.1 million, or 1.18% of total portfolio commitments. CAPITALIZATION & LIQUIDITY ▪ Repurchased over 1.5 million common shares at an average price of $10.18 per share for a total of $15.7 million, resulting in book value accretion of approximately $0.17 per share. ▪ Successfully refinanced two legacy funding vehicles, retiring inefficient and higher-cost liabilities, while raising over $180 million of liquidity. ▪ Repaid the remaining $100 million of borrowings under the higher-cost senior secured term loan facilities. ▪ Increased borrowing capacity to $600 million on the Morgan Stanley financing facility; extended its maturity to June 2023. ▪ Extended maturities of the Citi Bank, JPMorgan and Wells Fargo financing facilities to May 2025, June 2024, and June 2023, respectively. ▪ Ended Q2 with over $150 million in unrestricted cash and total net debt-to-equity leverage of 2.7x. Second Quarter 2022 Highlights 3 * Represents Net Income Attributable to Common Stockholders; see definition in the appendix. ** See definition and reconciliation to GAAP net income in the appendix. † See definition in the appendix.

SUMMARY INCOME STATEMENT ($ IN MILLIONS, EXCEPT PER SHARE DATA) Net Interest Income $21.9 (Provision for) Credit Losses $(13.6) Loss on Extinguishment of Debt $(13.0) Fee Income $0.4 Operating Expenses $(9.5) Dividends on Preferred Stock $(3.6) GAAP Net (loss)* $(17.4) Basic Wtd. Avg. Common Shares 53,512,005 Diluted Wtd. Avg. Common Shares 53,215,005 Net (loss) Per Basic Share $(0.32) Net (loss) Per Diluted Share $(0.32) Common Dividend Per Share $0.25 Preferred Dividend Per Share $0.4375 Second Quarter 2022 Financial Summary 4* See definition in the appendix. SUMMARY BALANCE SHEET ($ IN MILLIONS, EXCEPT PER SHARE DATA, REFLECTS CARRYING VALUES) Cash $150.2 Loans Held-for-Investment, net $3,830.0 Repurchase Facilities $1,271.7 Securitized (CLO) Debt $1,425.6 Asset-Specific Financing $43.6 Senior Unsecured Convertible Notes $273.8 Preferred Equity $205.7 Common Equity $838.1 Total Stockholders’ Equity $1,043.8 Common Shares Outstanding 52,350,989 Book Value Per Common Share $16.01

Key Drivers of Second Quarter 2022 Earnings and Book Value Per Share

- GAAP Net (loss)* of $(17.4) million, or $(0.32) per basic share, inclusive of a $(13.0) million, or $(0.25) per basic share, loss on early extinguishment of debt related to repayment of the remaining borrowings under the secured term loan and term financing facility, and a $(13.6) million, or $(0.26) per basic share, provision for credit losses.
- Q2 2022 book value per common share benefited by approx. $0.17 from open market repurchases of over 1.5 million common shares at an average price of $10.18 per share for a total of approx. $15.7 million. Book value includes $(0.96) of total CECL reserve.

BOOK VALUE WALK**



$17.00
$16.50
$16.00
$15.50
$15.00
$14.50
$14.00
$16.39
$0.30
$(0.25)
$(0.26)
$(0.07)
$(0.25)
$0.17
$(0.04)
$16.01
3/31/2022
Pre-Provision, Pre-Loss Earnings*
Loss on Extinguishment of Debt
(Provision for) Credit Losses
Series A Preferred Dividend Declaration
Common Stock Dividend Declaration
Share Repurchases
Equity Compensation
6/30/2022

* Represents Net Income Attributable to Common Stockholders; see definition in the appendix.
** Due to rounding, individual figures may not add up to the totals presented.

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$3,797 $3,889 $- $1,000 $2,000 $3,000 $4,000 $5,000 3/31/2022 2Q22 Fundings 2Q22 Prepayments & Amortization 6/30/2022 $ I n M il li o n s Q2 2022 PORTFOLIO ACTIVITY(3) Second Quarter 2022 Portfolio Activity 6 * See definition in the appendix. ** See definition of “All-in Yield at Origination” in the appendix. ORIGINATIONS BY PROPERTY TYPE(2) $212 $(120) $4,248 $359 Total maximum commitments Future funding commitments ORIGINATIONS BY GEOGRAPHY • Total funding activity of $212.2 million(1): – Closed on $202.1 million of total commitments and $168.7 million of new originations. • Weighted average stabilized LTV of 63.7%* • Weighted average yield of SOFR + 3.95%** – Funded $43.0 million of existing loan commitments. • Realized repayments and principal amortization of $120.1 million. Multifamily, 78.7% Other, 21.3% Southwest, 63.3%Northeast, 21.4% Southeast, 15.3% (1)

$3,797 $3,889 $- $1,000 $2,000 $3,000 $4,000 $5,000 12/31/2021 Portfolio YTD 2022 Fundings YTD 2022 Prepayments, Amortization & Loan Sale 6/30/2022 $ I n M il li o n s (4) Historical Portfolio Principal Balance 7 2022 YEAR TO DATE PORTFOLIO ACTIVITY(3) PORTFOLIO SINCE INCEPTION(5) $667 $1,437 $2,379 $3,233 $4,288 $3,932 $3,797 $3,889 $- $1,000 $2,000 $3,000 $4,000 $5,000 $ I n M il li o n s $385 $(293) $4,248 $359 Total maximum commitments Future funding commitments

7.5% 53.7% 22.3% 11.2% 5.3% 1 2 3 4 5 Investment Portfolio as of June 30, 2022 8 PROPERTY TYPE(2) GEOGRAPHY STABILIZED LTV* RISK RATINGS * See definition in the appendix. KEY PORTFOLIO STATISTICS Outstanding Principal Balance $3.9 billion Total Loan Commitments $4.2 billion Number of Investments 104 Average UPB ~$37.4 mil Weighted Average Yield at Origination* L+/S+ 4.07% Weighted Average Stabilized LTV* 63.1% Weighted Average Fully-Extended Remaining Term(6) 2.5 years High-quality, well-diversified, over 98% floating-rate portfolio comprised of over 99% senior first mortgage loans with a weighted average stabilized LTV at origination of 63.1%.* Office, 43.4% Multifamily, 28.5% Hotel, 12.0% Retail, 9.1% Industrial, 4.7% Other, 2.3% Northeast, 25.5% Southwest, 22.7%Southeast, 17.6% West, 17.2% Midwest, 17.0% 31.1% 30.8% 19.6% 16.6% 1.9% 0 - 60% 60 - 65% 65 - 70% 70 - 75% 75 - 80%

16.3% 20.0% 35.1% 4.1% 16.7% 7.8% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% Pre-2018 2018 2019 2020 2021 2022 % o f P o rt fo li o 1 -M o n th U .S . L IB O R / S O F R % of Floating Rate Loan Portfolio Wtd. Avg. LIBOR/SOFR Floor by Loan Vintage Wtd. Avg. Portfolio LIBOR/SOFR Floor 1.05% 9 Sensitivity to Short-term Interest Rates QTR. NET INTEREST INCOME PER SHARE SENSITIVITY TO CHANGES IN 1-MO. U.S. LIBOR/SOFR AS OF JUNE 30, 2022(8) • Portfolio is over 98% floating rate with a weighted average LIBOR/SOFR floor of 1.05%, meaningfully below current level of short- term interest rates. • Approximately 67% of the portfolio is subject to a LIBOR/SOFR floor of 1.50% or lower, and approximately 95% of the portfolio is subject to a LIBOR/SOFR floor of 2.00% or lower. • Well positioned for further increases in short-term interest rates from current market levels. WEIGHTED AVERAGE LIBOR/SOFR FLOOR BY LOAN VINTAGE (7) $0.01 $0.04 $0.06 $0.08 0.50% 1.00% 1.50% 2.00% Change in 1-Month U.S. LIBOR/SOFR (%)

Portfolio Developments and “Watch List” Loans 10 San Diego, CA Office(9) Pasadena, CA Retail(10) Minneapolis, MN Office Louisville, KY Student Housing Loan Structure Senior floating-rate Senior floating-rate Senior floating-rate Senior floating-rate Origination Date October 2019 July 2018 August 2019 August 2017 Collateral Property 340k square foot office building 463k square foot retail center 409K square foot office building 271-unit student housing community Total Commitment $120 million $114 million $100 million $43 million Current UPB $94 million $114 million $93 million $43 million Cash Coupon* L +3.2% L + 3.3% L + 2.8% L + 4.2% Stabilized Origination LTV* 61% 56% 71% 73% Risk Rating 5 5 4 4 * See definition in the appendix. • Actively pursuing resolution options with respect to the two risk-rated “5” loans, which may include a foreclosure, a sale of the loan, or a sale of the property. • Deferred and added to principal only $0.5 million of interest income related to loans that had been modified in prior quarters. • Weighted average portfolio risk rating remained at 2.5 as of June 30, 2022.

CLOs Repurchase Facilities Senior Convertible Notes Asset Specific Diversified Capital Sources 11* See definition in the appendix. FINANCING SUMMARY AS OF JUNE 30, 2022 ($ IN MILLIONS) Total Capacity Outstanding Balance(11) Wtd. Avg Coupon* Advance Rate Non- MTM* Repurchase Facilities(12) $1,900 $1,272 L/S + 2.30% 70.4% CLO-2 (GPMT 2019-FL2) $301 L + 2.05% 63.8% CLO-3 (GPMT 2021-FL3) (13) $626 L + 1.66% 81.9% CLO-4 (GPMT 2021-FL4) (13) $503 L + 1.68% 80.9% Asset-Specific Financing $150 $44 L + 1.70% 75.3% Convertible Notes due Dec. 2022 $144 5.63% — Convertible Notes due Oct. 2023 $132 6.38% — Total Borrowings $3,022 Stockholders’ Equity $1,043.8 FUNDING MIX WELL-DIVERSIFIED CAPITALIZATION PROFILE WITH MODERATE LEVERAGE LEVERAGE* 1.4x 2.7x 0.0x 1.0x 2.0x 3.0x 4.0x 6/30/2022 Recourse Leverage Total Leverage ~58% Non – MTM*

Endnotes

Endnotes 13 1) Includes fundings of prior loan commitments of $43.0 million and capitalized deferred interest of $0.5 million. 2) Mixed-use properties represented based on allocated loan amounts. 3) Data based on principal balance of investments. Due to rounding, individual figures may not add up to the totals presented. 4) Includes fundings of prior loan commitments of $77.6 million, one loan upsizing of $6.2 million and capitalized deferred interest of $1.0 million. 5) Portfolio principal balances as of 12/31 of each year, unless otherwise noted. 6) Max remaining term assumes all extension options are exercised and excludes one loan that has passed it’s maturity date and is not eligible for extension, if applicable. 7) Reflects changes to LIBOR/SOFR floors arising from loan modifications in prior period. 8) Represents estimated change in net interest income for theoretical (+) 50 basis points parallel shifts in 1-month U.S. LIBOR/SOFR, as of 6/30/2022 spot LIBOR and SOFR was 1.79% and 1.69%, respectively. All projected changes in quarterly net interest income are measured as the change from our projected quarterly net interest income based off of current performance returns on portfolio as it existed on June 30, 2022. Actual results of changes in annualized net interest income may differ from the information presented in the sensitivity graph due to differences between the dates of actual interest rate resets in our loan investments and our floating rate interest-bearing liabilities, and the dates as of which the analysis was performed. 9) Loan was placed on nonaccrual status as of June 2022. 10) Loan was placed on nonaccrual status as of June 2021. 11) Outstanding principal balance, excludes deferred debt issuance costs. 12) Includes all repurchase facilities. Includes option to be exercised at the Company’s discretion, subject to customary terms and conditions, to increase the maximum facility amount of the Goldman Sachs facility from $250 million to $350 million. 13) GPMT 2021-FL3 and GPMT 2021-FL4 advance rate includes $38.8 million and $29.6 million of restricted cash, respectively.

Appendix

Summary of Investment Portfolio 15 ($ IN MILLIONS) Maximum Loan Commitment Principal Balance Carrying Value Cash Coupon* All-in Yield at Origination* Original Term (Years)* Initial LTV* Stabilized LTV* Senior Loans* $4,234.0 $3,875.2 $3,816.9 L/S + 3.51% L/S+ 4.07% 3.1 66.2% 63.2% Subordinated Loans $14.2 $14.2 $13.1 8.13% 8.22% 10.0 42.1% 36.7% Total Weighted/Average** $4,248.2 $3,889.5 $3,830.0 L +/S + 3. 51% L +/S + 4.07% 3.1 66.1% 63.1% * See definition in this appendix. ** Due to rounding figures may not result in the totals presented.

Investment Portfolio Detail

($ IN MILLIONS)	Type*	Origination Date	Maximum Loan Commitment	Principal Balance	Carrying Value	Cash Coupon*	All-in Yield at Origination*	Original Term (Years)*	State	Property Type	Initial LTV*	Stabilized LTV*
Asset 1	Senior	12/15	120.0	120.0	117.6	L + 4.15%	L + 4.43%	4.0	LA	Mixed-Use	65.5%	60.0%
Asset 2	Senior	10/19	120.0	93.8	89.3	L + 3.24%	L + 3.86%	3.0	CA	Office	63.9%	61.1%
Asset 3	Senior	07/18	114.1	114.1	99.5	L + 3.34%	L + 4.27%	2.0	CA	Retail	50.7%	55.9%
Asset 4	Senior	12/19	111.1	102.4	101.1	L + 2.75%	L + 3.23%	3.0	IL	Multifamily	76.5%	73.0%
Asset 5	Senior	08/19	100.3	92.7	91.1	L + 2.80%	L + 3.26%	3.0	MN	Office	73.1%	71.2%
Asset 6	Senior	12/18	96.5	84.3	82.3	L + 3.75%	L + 5.21%	3.0	NY	Mixed-Use	26.2%	47.6%
Asset 7	Senior	07/19	94.0	83.2	82.9	L + 3.69%	L + 4.32%	3.0	IL	Office	70.0%	64.4%
Asset 8	Senior	10/19	87.9	86.5	86.2	L + 2.55%	L + 3.05%	3.0	TN	Office	70.2%	74.2%
Asset 9	Senior	01/20	81.9	69.0	68.7	L + 3.25%	L + 3.93%	3.0	CO	Industrial	47.2%	47.5%
Asset 10	Senior	06/19	81.7	81.4	80.6	L + 2.69%	L + 3.05%	3.0	TX	Mixed-Use	71.7%	72.2%
Asset 11	Senior	10/19	76.8	76.8	75.8	L + 3.36%	L + 3.73%	3.0	FL	Mixed-Use	67.7%	62.9%
Asset 12	Senior	12/16	71.8	68.6	68.2	S + 4.65%	S + 4.87%	4.0	FL	Office	73.3%	63.2%
Asset 13	Senior	11/17	65.7	65.7	64.7	L + 4.45%	L + 5.20%	3.0	TX	Hotel	68.2%	61.6%
Asset 14	Senior	12/19	65.2	57.9	57.5	L + 2.80%	L + 3.28%	3.0	NY	Office	68.8%	59.3%
Asset 15	Senior	07/21	63.3	60.9	60.4	L + 3.00%	L + 3.39%	3.0	LA	Multifamily	68.8%	68.6%
Assets 16-103	Various	Various	2,897.9	2,632.2	2,604.1	L +/S + 3.59%	L +/S + 4.13%	3.2	Various	Various	67.1%	63.1%
Total/Weighted Average			**$4,248.2**	**$3,889.5**	**$3,830.0**	**L +/S + 3.51%**	**L +/S + 4.07%**	**3.1**			**66.1%**	**63.1%**

* See definition in this appendix.

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Average Balances and Yields/Cost of Funds 17 Quarter Ended June 30, 2022 ($ IN THOUSANDS) Average Balance** Interest Income/Expense† Net Yield/Cost of Funds Interest-earning assets Loans held-for-investment Senior loans* $3,868,746 $48,700 5.0% Subordinated loans 14,394 356 9.9% Other — 223 —% Total interest income/net asset yield $3,883,140 $49,279 5.1% Interest-bearing liabilities Borrowings collateralized by: Loans held-for-investment Senior loans* $2,644,499 $21,805 3.3% Subordinated loans 8,350 80 3.8% Other: Convertible senior notes 273,669 4,572 6.7% Senior Secured Term Loan Facilities 34,460 886 10.3% Total interest expense/cost of funds $2,960,978 $27,343 3.7% Net interest income/spread $21,936 1.4% * See definition in this appendix. ** Average balance represents average amortized cost on loans held-for-investment. † Includes amortization of deferred debt issuance costs.

Condensed Balance Sheets 18 GRANITE POINT MORTGAGE TRUST INC. CONDENSED CONSOLIDATED BALANCE SHEETS (IN THOUSANDS, EXCEPT SHARE DATA) June 30, 2022 December 31, 2021 ASSETS (unaudited) Loans held-for-investment $ 3,877,294 $ 3,782,205 Allowance for credit losses (47,280) (40,897) Loans held-for-investment, net 3,830,014 3,741,308 Cash and cash equivalents 150,192 191,931 Restricted cash 69,492 12,362 Accrued interest receivable 11,455 10,716 Other assets 35,893 32,201 Total Assets $ 4,097,046 $ 3,988,518 LIABILITIES AND STOCKHOLDERS’ EQUITY Liabilities Repurchase facilities $ 1,271,659 $ 677,285 Securitized debt obligations 1,425,556 1,677,619 Asset-specific financings 43,622 43,622 Term financing facility — 127,145 Convertible senior notes 273,822 272,942 Senior Secured term loan facilities — 139,880 Dividends payable 17,008 14,406 Other liabilities 20,545 21,436 Total Liabilities 3,052,212 2,974,335 Commitments and Contingencies 10% cumulative redeemable preferred stock, par value $0.01 per share; 50,000,000 shares authorized and 1,000 issued and outstanding ($1,000,000 liquidation preference) 1,000 1,000 Stockholders’ Equity 7.00% Series A cumulative redeemable preferred stock, par value $.01 per share; 8,280,000 shares authorized and 8,229,500 and 4,596,500 shares issued and outstanding, respectively; liquidation preference $25.00 per share 82 46 Common stock, par value $0.01 per share; 450,000,000 shares authorized and 52,350,989 and 53,789,465 shares issued and outstanding, respectively 524 538 Additional paid-in capital 1,199,367 1,125,241 Cumulative earnings 162,423 171,518 Cumulative distributions to stockholders (318,687) (284,285) Total Granite Point Mortgage Trust Inc. Stockholders’ Equity 1,043,709 1,013,058 Non-controlling interests 125 125 Total Equity $ 1,043,834 $ 1,013,183 Total Liabilities and Stockholders’ Equity $ 4,097,046 $ 3,988,518

Condensed Statements of Comprehensive Income (Loss) 19 GRANITE POINT MORTGAGE TRUST INC. CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE (LOSS) INCOME (in thousands, except share data) Three Months Ended June 30, Six Months Ended June 30, 2022 2021 2022 2021 Interest income: (unaudited) (unaudited) (unaudited) (unaudited) Loans held-for-investment $ 49,056 $ 49,350 $ 96,354 $ 103,389 Cash and cash equivalents 223 103 246 203 Total interest income 49,279 49,453 96,600 103,592 Interest expense: Repurchase facilities 10,380 6,047 15,388 14,998 Securitized debt obligations 10,844 7,129 20,576 11,746 Convertible senior notes 4,572 4,544 9,118 9,062 Term financing facility 340 2,633 1,713 4,755 Asset-specific financings 322 668 604 1,545 Senior secured term loan facilities 886 5,653 3,754 10,933 Total Interest Expense 27,344 26,674 51,153 53,039 Net interest income 21,935 22,779 45,447 50,553 Other (loss) income: (Provision for) Benefit from credit losses (13,627) 193 (17,315) 9,312 Loss on extinguishment of debt (13,032) — (18,823) — Fee income 461 — 954 — Total other (loss) income (26,198) 193 (35,184) 9,312 Expenses: Compensation and benefits 5,770 5,017 11,586 10,477 Servicing expenses 1,500 1.124 2,961 2,440 Other operating expenses 2,185 2,564 4,799 4,691 Total expenses 9,455 8,705 19,346 17,608 (Loss) income before income taxes (13,718) 14,267 (9,083) 42,257 Provision for (benefit from) income taxes 13 (2) 12 (3) Net (loss) income (13,731) 14,269 (9,095) 42,260 Dividends on preferred stock 3,625 25 7,250 50 Net (loss) income attributable to common stockholders $ (17,356) $ 14,244 $ (16,345) $ 42,210 Basic (loss) earnings per weighted average common share $ (0.32) $ 0.26 $ (0.30) $ 0.77 Diluted (loss) earnings per weighted average common share $ (0.32) $ 0.24 $ (0.30) $ 0.71 Dividends declared per common share $ 0.25 $ 0.25 $ 0.50 $ 0.50 Weighted average number of shares of common stock outstanding: Basic 53,512,005 55,009,732 53,683,575 55,073,317 Diluted 53,512,005 58,526,985 53,683,575 72,564,914 Comprehensive (loss) income: Comprehensive (loss) income $ (17,356) $ 14,244 $ (16,345) $ 42,210

Reconciliation of GAAP Net (Loss) Income to Distributable Earnings* 20 ($ IN MILLIONS, EXCEPT PER SHARE DATA) (UNAUDITED) Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 GAAP Net (loss) Income* $14.2 $18.6 $6.7 $1.0 $(17.4) Adjustments: Provision (Benefit from) for Credit Losses $(0.2) $(5.8) $(5.0) $3.7 $13.6 Loss on Extinguishment of Debt $- $- $8.9 $5.8 $13.0 Non-Cash Equity Compensation $1.6 $2.0 $2.0 $2.2 $1.9 Recovery of Amounts Previously Written off $- $- $- $- $0.5 Distributable Earnings* Before Write-off $15.7 $14.8 $12.7 $12.7 $11.7 Write-off on Loan Sale $- $(9.7) $- $(10.1) $- Distributable Earnings* $15.7 $5.1 $12.7 $2.6 $11.7 Basic Wtd. Avg. Common Shares 55,009,732 54,453,546 53,789,465 53,857,051 53,512,005 Diluted Wtd. Avg. Common Shares 58,526,985 56,735,278 54,299,754 53,961,497 53,512,005 Distributable Earnings* Per Basic Share Before Loan Write-off $0.29 $0.27 $0.24 $0.24 $0.22 Distributable Earnings* Per Basic Share $0.29 $0.09 $0.24 $0.05 $0.22 * See definition in this appendix.

($ in thousands) At 6/30/21 At 9/30/21 At 12/31/21 At 3/31/22 At 6/30/22 ASSETS Loans and securities $3,635,315 $3,659,691 $3,782,205 $3,784,624 $3,877,294 Allowance for credit losses $(57,671) $(45,480) $(40,897) $(34,154) $(47,280) Carrying Value $3,577,644 $3,614,211 $3,741,308 $3,750,470 $3,830,014 LIABILITIES Other liabilities impact* $5,198 $1,889 $1,517 $1,841 $2,854 STOCKHOLDERS’ EQUITY Cumulative earnings impact $(62,869) $(47,369) $(42,414) $(35,995) $(50,134) Financial Statements Impact of CECL Reserves 21 • Total allowance for credit losses of $50.1 million, of which $2.8 million is related to future funding obligations and recorded in other liabilities. • Loans reported on the balance sheet are net of the allowance for credit losses. ($ in thousands) Q2 2022 Change in provision for credit losses: Loans held-for-investments $(13,126) Other liabilities* $(1,013) Recovery of amounts previously written off $512 Total provision for credit losses $(13,627) * Represents estimated allowance for credit losses on unfunded loan commitments.

▪ Beginning with our Annual Report on Form 10-K for the year ended December 31, 2021, and for all subsequent reporting periods ending on or after December 31, 2021, we have elected to present Distributable Earnings, a measure that is not prepared in accordance with GAAP, as a supplemental method of evaluating our operating performance. Distributable Earnings replaces our prior presentation of Core Earnings with no changes to the definition. In order to maintain our status as a REIT, we are required to distribute at least 90% of our taxable income as dividends. Distributable Earnings is intended to serve as a general proxy for our taxable income, though it is not a perfect substitute for it, and, as such, is considered a key indicator of our ability to generate sufficient income to pay our common dividends and in determining the amount of such dividends, which is the primary focus of income-oriented investors who comprise a meaningful segment of our stockholder base. We believe providing Distributable Earnings on a supplemental basis to our net income (loss) and cash flow from operating activities, as determined in accordance with GAAP, is helpful to stockholders in assessing the overall performance of our business. ▪ We use Distributable Earnings to evaluate our performance, excluding the effects of certain transactions and GAAP adjustments we believe are not necessarily indicative of our current loan portfolio and operations. For reporting purposes, we define Distributable Earnings as net income (loss) attributable to our stockholders, computed in accordance with GAAP, excluding: (i) non-cash equity compensation expenses; (ii) depreciation and amortization; (iii) any unrealized gains (losses) or other similar non-cash items that are included in net income for the applicable reporting period (regardless of whether such items are included in other comprehensive income (loss) or in net income for such period); and (iv) certain non-cash items and one-time expenses. Distributable Earnings may also be adjusted from time to time for reporting purposes to exclude one-time events pursuant to changes in GAAP and certain other material non-cash income or expense items approved by a majority of our independent directors. The exclusion of depreciation and amortization from the calculation of Distributable Earnings only applies to debt investments related to real estate to the extent we foreclose upon the property or properties underlying such debt investments. Distributable Earnings 22

▪ While Distributable Earnings excludes the impact of the unrealized non-cash current provision for credit losses, we expect to only recognize such potential credit losses in Distributable Earnings if and when such amounts are deemed non-recoverable. This is generally at the time a loan is repaid, or in the case of foreclosure, when the underlying asset is sold, but nonrecoverability may also be concluded if, in our determination, it is nearly certain that all amounts due will not be collected. The realized loss amount reflected in Distributable Earnings will equal the difference between the cash received, or expected to be received, and the carrying value of the asset, and is reflective of our economic experience as it relates to the ultimate realization of the loan. During the three and six months ended June 30, 2022, we recorded provision for credit losses of $(13.6) million and $(17.3) million, respectively, which has been excluded from Distributable Earnings consistent with other unrealized gains (losses) and other non-cash items pursuant to our existing policy for reporting Distributable Earnings referenced above. Pursuant to our existing policy for reporting Distributable Earnings referenced above, during the three and six months ended June 30, 2022, we recorded a $0.5 million recovery of amounts previously written off in a prior period on a discounted payoff. Additionally, during the six months ended June 30, 2022 write-off on loan sale, which we included in Distributable Earnings because we did not collect all amounts due at the time the loan was sold. During the three and six months ended June 30, 2022, we recorded a $(13.0) million and $(18.8) million, respectively, loss on extinguishment of debt, which has been excluded from Distributable Earnings consistent with certain one-time expenses pursuant to our existing policy for reporting Distributable Earnings as a helpful indicator in assessing the overall run-rate operating performance of our business. ▪ Distributable Earnings does not represent net income or cash flow from operating activities and should not be considered as an alternative to GAAP net income, or an indication of our GAAP cash flows from operations, a measure of our liquidity, or an indication of funds available for our cash needs. In addition, our methodology for calculating Distributable Earnings may differ from the methodologies employed by other companies to calculate the same or similar supplemental performance measures, and, accordingly, our reported Distributable Earnings may not be comparable to the Distributable Earnings reported by other companies. Distributable Earnings (cont’d) 23

Other Definitions 24 All-in Yield at Origination ▪ Provided for illustrative purposes only. Calculations of all-in yield at origination are based on a number of assumptions (some or all of which may not occur) and are expressed as monthly equivalent yields that include net origination fees and exit fees and exclude future fundings and any potential or completed loan amendments or modifications. Calculations of all-in weighted average yield at origination exclude fixed rate loans. Cash Coupon ▪ Cash coupon does not include origination or exit fees. Future Fundings ▪ Fundings to borrowers of loan principal balances under existing commitments on our loan portfolio. Initial LTV ▪ The initial loan amount (plus any financing that is pari passu with or senior to such loan) divided by the as is appraised value (as determined in conformance with USPAP) as of the date the loan was originated set forth in the original appraisal. Net Income Attributable to Common Stockholders ▪ GAAP net (loss) income attributable to our common stockholders after deducting dividends attributable to our cumulative redeemable preferred stock. Non — MTM ▪ Non-Mark-to-Market. Original Term (Years) ▪ The initial maturity date at origination and does not include any extension options and has not been updated to reflect any subsequent extensions or modifications, if applicable. Pre-Provision, Pre-Loss Earnings ▪ Net interest income, less operating expenses and provision for income taxes. Recourse Leverage ▪ Borrowings outstanding on repurchase facilities, asset-specific financings, convertible senior notes and senior secured term loan facilities, less cash, divided by total stockholders’ equity. Senior Loans ▪ “Senior” means a loan primarily secured by a first priority lien on commercial real property and related personal property and also includes, when applicable, any companion subordinate loans.

Other Definitions (cont’d) 25 Stabilized LTV ▪ The fully funded loan amount (plus any financing that is pari passu with or senior to such loan), including all contractually provided for future fundings, divided by the as stabilized value (as determined in conformance with USPAP) set forth in the original appraisal. As stabilized value may be based on certain assumptions, such as future construction completion, projected re-tenanting, payment of tenant improvement or leasing commissions allowances or free or abated rent periods, or increased tenant occupancies. Total Leverage ▪ Borrowings outstanding on repurchase facilities, securitized debt obligations, asset-specific financings, convertible senior notes and senior secured term loan facilities, less cash, divided by total stockholders’ equity. Wtd. Avg Coupon ▪ Does not include fees and other transaction related expenses.

Company Information 26 Granite Point Mortgage Trust Inc. is an internally-managed real estate finance company that focuses primarily on directly originating, investing in and managing senior floating rate commercial mortgage loans and other debt and debt-like commercial real estate investments. Granite Point was incorporated in Maryland on April 7, 2017, and has elected to be treated as a real estate investment trust for U.S. federal income tax purposes. For more information regarding Granite Point, visit www.gpmtreit.com. Contact Information: Corporate Headquarters: 3 Bryant Park, 24th Floor New York, NY 10036 212-364-5500 New York Stock Exchange: Symbol: GPMT Investor Relations: Marcin Urbaszek Chief Financial Officer 212-364-5500 Investors@gpmtreit.com Transfer Agent: Equiniti Trust Company P.0. Box 64856 St. Paul, MN 55164-0856 800-468-9716 www.shareowneronline.com Credit Suisse Douglas Harter (212) 538-5983 JMP Securities Steven DeLaney (212) 906-3517 Keefe, Bruyette & Woods Jade Rahmani (212) 887-3882 Raymond James Stephen Laws (901) 579-4868 Analyst Coverage:* * No report of any analyst is incorporated by reference herein and any such report represents the sole views of such analyst.